BLACKROCK FUNDS V

BlackRock GNMA Portfolio

(the “Fund”)

Supplement dated September 25, 2024 to the

Summary Prospectuses and Prospectuses of the Fund,

each dated January 24, 2024, as supplemented to date

On September 13, 2024, the Board of Trustees of the Fund (the “Board”) approved a change in the name of the Fund to “BlackRock Mortgage-Backed Securities Fund” and certain changes to the Fund’s investment strategies and investment process. In addition, Fund management has determined to make certain changes to the Fund’s portfolio management team and the benchmark indexes against which the Fund compares its performance. All of these changes are expected to become effective on or about January 28, 2025.

Accordingly, effective on or about January 28, 2025, the following changes are expected to be made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

Change in the Fund’s Name

All references to “BlackRock GNMA Portfolio” are changed to “BlackRock Mortgage-Backed Securities Fund” to reflect the Fund’s new name.

Change in the Fund’s Investment Strategies and Risks

The section of each Summary Prospectus entitled “Key Facts About BlackRock GNMA Portfolio—Principal Investment Strategies of the Fund” and the section of each Prospectus entitled “Fund Overview—Key Facts About BlackRock GNMA Portfolio—Principal Investment Strategies of the Fund” are deleted in their entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in mortgage-backed securities (“MBS”) and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities. Such securities include, but are not limited to, securities issued by Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”) as well as other U.S. Government securities.

The Fund may participate in to be announced (“TBA”) transactions. A TBA transaction is a method of trading MBS where the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price at the time the contract is entered into but the MBS are delivered in the future, generally 30 days later. The actual pools of MBS delivered in a TBA transaction typically are not determined until two days prior to settlement date.

The Fund measures its performance against the Bloomberg U.S. MBS Index (the “Benchmark”). Under normal circumstances, the Fund seeks to maintain an average portfolio duration that is within ±1 year of the duration of the Benchmark.

The Fund makes investments in residential and commercial MBS as well as other asset backed securities.

The Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

The section of each Prospectus entitled “Details About the Fund—How the Fund Invests—Investment Process” is deleted in its entirety and replaced with the following:

Investment Process

BlackRock considers a variety of factors when choosing investments. Securities are purchased for the Fund when the management team determines that such securities have the potential for above-average total return. Fund management will consider selling a security when it determines that such security no longer offers value.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

The section of each Prospectus entitled “Details About the Fund—How the Fund Invests—Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes in mortgage-backed securities (“MBS”) and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities. Such securities include, but are not limited to, securities issued by Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”) as well as other U.S. Government securities. This is a non-fundamental policy of the Fund and may be changed upon 60 days’ prior notice to shareholders.

The Fund may participate in to be announced (“TBA”) transactions. A TBA transaction is a method of trading MBS where the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price at the time the contract is entered into but the MBS are delivered in the future, generally 30 days later. The actual pools of MBS delivered in a TBA transaction typically are not determined until two days prior to settlement date.

Securities purchased by the Fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the Fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. Split rated bonds are bonds that receive different ratings from two or more rating agencies.

The Fund makes investments in residential and commercial MBS as well as other asset-backed securities. Asset-backed securities are bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables. MBS are asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of MBS involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

The Fund measures its performance against the Bloomberg U.S. MBS Index (the “Benchmark”).

The Fund will normally seek to structure the Fund’s portfolio to have an average portfolio duration that is within ±1 year of the duration of the Benchmark. Duration is a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity. As of August 30, 2024, the duration of the Benchmark was 5.16 years, as calculated by BlackRock.

The management team may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond. An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest for another party’s obligation to pay or its right to receive another type of interest in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. From time to time, the Fund will use derivatives to enhance returns, in which case their use would involve leveraging risk.

The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Change in the Fund’s Benchmark

In the section of the each Summary Prospectus entitled “Key Facts About BlackRock GNMA Portfolio—Performance Information” and the section of each Prospectus entitled “Fund Overview—Key Facts About BlackRock GNMA Portfolio—Performance Information,” the Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. MBS Index replaced the Bloomberg GNMA Total Return Index Value Unhedged USD as the performance benchmarks against which the Fund measures its performance. The Fund has added the Bloomberg U.S. Aggregate Bond Index in response to new regulatory requirements. Fund management believes the Bloomberg U.S. MBS Index is relevant to the Fund’s new investment strategies.

Change in the Fund’s Portfolio Management Team

The section of each Summary Prospectus entitled “Key Facts About BlackRock GNMA Portfolio—Portfolio Managers” and the section of each Prospectus entitled “Fund Overview—Key Facts About BlackRock GNMA Portfolio—Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since*	Title
Matthew Kraeger	2009	Managing Director of BlackRock, Inc.
Daniel Someck	2024	Managing Director of BlackRock, Inc.
Nicholas Kramvis	2024	Director of BlackRock. Inc.
Siddharth Mehta	2017	Director of BlackRock. Inc.

*	Includes management of the Predecessor Fund.

The section of each Prospectus entitled “Details About the Fund—How the Fund Invests—About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE MORTGAGE-BACKED SECURITIES
The Fund is managed by a team of financial professionals. Matthew Kraeger, Daniel Someck, Nicholas Kramvis and Siddharth Mehta are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of each Prospectus entitled “Management of the Fund—Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

The Fund is managed by a team of financial professionals. Matthew Kraeger, Daniel Someck, Nicholas Kramvis and Siddharth Mehta are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since*	Title and Recent Biography
Matthew Kraeger	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2009	Managing Director of BlackRock, Inc. since 2015.
Daniel Someck	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2024	Managing Director of BlackRock, Inc. since 2021.
Nicholas Kramvis	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2024	Director of BlackRock, Inc. since 2020.
Siddharth Mehta	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Director of BlackRock, Inc. since 2017.

*	Includes management of the Predecessor Fund.

Shareholders should retain this Supplement for future reference.

PR2-GNMA-0924SUP